     As filed with the Securities and Exchange Commission on July 26, 2000

                                                      Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                   TYCOM LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         BERMUDA                     3670                    NOT APPLICABLE
     (State or other
     jurisdiction of
     incorporation or    (Primary Standard Industrial       (I.R.S. Employer
      organization)       Classification Code Number)     Identification Number)

                               The Zurich Centre,
                            Second Floor, Suite 201
                               90 Pitts Bay Road
                            Pembroke HM 08, Bermuda
                                 (441) 298-9770
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                ---------------
                              PUGLISI & ASSOCIATES
                         850 Library Avenue, Suite 204
                                  P.O. Box 885
                             Newark, Delaware 19711
                                 (302) 738-6680

                                ---------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                   Copies to:

FRANCIS J. MORISON, ESQ.       BYRON S. KALOGEROU, ESQ.             ALAN L. BELLER, ESQ.
  E. WAIDE WARNER, ESQ.   Vice President and General Counsel       RAYMOND B. CHECK, ESQ.
  Davis Polk & Wardwell               TyCom Ltd.             Cleary, Gottlieb, Steen & Hamilton
  450 Lexington Avenue            The Zurich Centre,                  1 Liberty Plaza
   New York, New York          Second Floor, Suite 201               New York, NY 10006
          10017                   90 Pitts Bay Road                    (212) 225-2000
     (212) 450-4000            Pembroke HM 08, Bermuda
                                    (441) 298-9770

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-32134

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------
                        CALCULATION OF REGISTRATION FEE

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
                                                         Proposed
                                          Proposed       Maximum
  Title of Each Class                     Maximum       Aggregate     Amount of
  of Securities to be     Amount to be Offering Price Offering Price Registration
       Registered          Registered     Per Unit          (1)          Fee
---------------------------------------------------------------------------------
Common Shares, par value
 $0.25 per share.......    7,800,000       $32.00      $249,600,000    $65,895
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
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

Incorporation by Reference of Registration Statement on Form S-1, File No. 333-32134

   TyCom Ltd. hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-32134) declared effective on July 26, 2000 by the Securities and Exchange Commission, including each of the documents filed by TyCom with the Securities and Exchange Commission and incorporated or deemed to be incorporated by reference therein and all exhibits thereto.

Exhibits

   The following documents are filed as exhibits to this Registration
Statement.

 Exhibit
 Number  Description
 ------- -----------
     5.1 Opinion of Appleby Spurling & Kempe

    23.1 Consent of PricewaterhouseCoopers

    23.2 Consent of PricewaterhouseCoopers LLP

    23.3 Consent of BDO Audiberia Auditores, S.L.

    23.4 Consent of PricewaterhouseCoopers Auditores, S.L.

    23.5 Consent of Appleby Spurling & Kempe (included in Exhibit 5.1)

    25.1 Powers of Attorney (included on signature page to Registration
         Statement, File No. 333-32134, filed March 10, 2000 and incorporated by reference herein)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 26th day of July, 2000.

                                          TyCom Ltd.

                                                 /s/ Byron S. Kalogerou
                                          By: _________________________________
                                             Name: Byron S. Kalogerou
                                             Title: Vice President and General
                                             Counsel

   Pursuant to the requirements of the Securities Act of 1933, as amended, and The Companies Act of 1981 of Bermuda, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
                 *                   Executive Chairman and          July 26, 2000
____________________________________  Director
        L. Dennis Kozlowski
                 *                   Principal Executive Officer     July 26, 2000
____________________________________ and Director
           Neil R. Garvey
                 *                   Principal Financial and         July 26, 2000
____________________________________ Accounting Officer
        David W. Van Rossum
                 *                   Vice President and Director     July 26, 2000
____________________________________
           Mark H. Swartz
       /s/ Donald J. Puglisi         Authorized Representative in    July 26, 2000
____________________________________ the United States
        Puglisi & Associates
       BY: Donald J. Puglisi

       /s/ Byron S. Kalogerou
*By: ____________________________
       Byron S. Kalogerou
        Attorney-in-fact

                                    Exhibits

 Exhibit
 Number  Description
 ------- -----------
   5.1   Opinion of Appleby Spurling & Kempe
  23.1   Consent of PricewaterhouseCoopers
  23.2   Consent of PricewaterhouseCoopers LLP
  23.3   Consent of BDO Audiberia Auditores, S.L.
  23.4   Consent of PricewaterhouseCoopers Auditores, S.L.
  23.5   Consent of Appleby Spurling & Kempe (included in Exhibit 5.1)
  25.1   Powers of Attorney (included on signature page to Registration
         Statement, File No. 333-32134, filed March 10, 2000 and incorporated by reference herein)